UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2024

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4039 Clipper Court, Fremont, CA 94538
(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the issuance of the consent of its independent registered public accounting firm as part of its filing of a registration statement on Form S-1, Actelis Networks, Inc. (the “Company”) is refiling as Exhibit 99.1 hereto its consolidated financial statements that were previously included in its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) and the related report of the Company’s independent registered public accounting firm. The financial statements filed as Exhibit 99.1 hereto are identical to those included in the Form 10-K other than (i) an update to Note 1 to the consolidated financial statements to disclose, consistent with the disclosures appearing in the Company’s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and due to circumstances arising after the filing of the Form 10-K on March 29, 2023, that there was substantial doubt about its ability to continue as a going concern and (ii) to add Note 21 to the consolidated financial statements describing subsequent events that occurred after the Form 10-K was filed on March 29, 2023. The report of the Company’s independent registered public accounting firm included in Exhibit 99.1 hereto likewise includes a paragraph noting management’s conclusion regarding substantial doubt about the Company’s ability to continue as a going concern. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the Form 10-K, including the consolidated financial statements.

This Current Report on Form 8-K (this “Form 8-K”) is being filed only for the purposes described above, and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for the matters described above. No attempt has been made in this Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K on March 29, 2023, and it should not be read to modify or update other disclosures as presented in the Form 10-K. As a result, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
23.1	Consent of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited
99.1	Financial Statements and Supplementary Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: January 8, 2024	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Chief Financial Officer

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